SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                               March 13, 2000





                              Time Warner Inc.

           (Exact name of registrant as specified in its charter)



                                  Delaware

               (State or other jurisdiction of incorporation)



        1-2259                                   13-3527249

(Commission File Number)            (IRS Employer Identification No.)



               75 Rockefeller Plaza, New York, New York 10019
              ------------------------------------------------
(Address of principal executive offices)             (Zip Code)



                               (212) 484-8000
                              ----------------
            (Registrant's telephone number, including area code)



                                    None

       (Former name or former address, if changed since last report)


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                                                                          2

Item 5.  Other Events.

     On March 13, 2000, Time Warner Inc. ("Time Warner") entered into a Termination Agreement with Sony Corporation of America ("Sony") and CDnow, Inc. ("CDnow") to terminate all agreements relating to the proposed combination of the businesses of CDnow and The Columbia House Company ("Columbia House") (which is owned equally by subsidiaries of Time Warner and Sony), other than the agreements relating to certain financing arrangements between Time Warner and Sony, as lenders, and CDnow, as borrower. Under the Termination Agreement, Time Warner, Sony and CDnow have agreed to amend the agreements related to the financing arrangements to provide, among other things, for the extension of the maturity date of the loan commitments Time Warner and Sony have made to CDnow from January 15, 2001 to January 15, 2003. In addition, each of Time Warner and Sony has agreed to purchase from CDnow, and CDnow has agreed to sell to each of Time Warner and Sony, 1,202,750 shares of common stock, without par value, of CDnow for a total purchase price of $21 million. The Termination Agreement also provides that Time Warner, Sony and CDnow will work together to explore strategic relationships into which they may enter for the benefit of the businesses of CDnow and Columbia House, although none of the parties to the Termination Agreement will be required to enter into any relationship with, or to make any commitment to, any of the other parties to the Termination Agreement.

     A copy of the Termination Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The description of the Termination Agreement set forth herein is qualified in its entirety by reference to the Termination Agreement.

Item 7(c).    Exhibits.

Exhibit                                Title

  2.1 Termination Agreement dated as of March 13, 2000, among Time Warner Inc., Sony Corporation of America, CDnow, Inc., Delaware Holdco Corporation, Pennsylvania Subsidiary, Inc., Delaware Sub I L.L.C. and Delaware Sub II L.L.C.


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                                                                          3

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TIME WARNER INC.,


                                        by   s/s Spencer B. Hays
                                             -------------------
                                             Spencer B. Hays

                                            Name:  Spencer B. Hays
                                            Title: Vice President and
                                                    Deputy General Counsel


Date:  March 13, 2000


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                                                                          4

                               EXHIBIT INDEX



Exhibit                             Title                                Page

  2.1                      Termination Agreement dated                     5
                           as of March 13, 2000, among Time
                           Warner Inc., Sony Corporation
                           of America, CDnow, Inc.,
                           Delaware Holdco Corporation,
                           Pennsylvania Subsidiary, Inc.,
                           Delaware Sub I L.L.C. and
                           Delaware Sub II L.L.C.



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